Exhibit 10.9.5

RESTRICTED STOCK UNIT GRANT

Date:_________

Dear ____:

Pursuant to the terms and conditions of the Aqua America Inc. 2009 Omnibus Equity Compensation Plan, as amended and restated (the “Plan”), you have been granted restricted stock units as outlined below and in the attached Restricted Stock Unit Grant Terms and Conditions.

Granted To:_______

Grant Date:_______

         Number of Restricted

           Stock Units Granted:_______

Performance Goals:See Restricted Stock Unit Grant Terms and Conditions,

including Exhibit A

 First Vesting Date:_______

  Vesting Schedule:See Restricted Stock Unit Grant Terms and Conditions

By my signature below, I hereby acknowledge and accept the award of this Restricted Stock Unit Grant and the Restricted Stock Unit Grant Terms and Conditions attached hereto and incorporated herein, and I agree to be bound by the terms of the Restricted Stock Unit Grant, the Restricted Stock Unit Grant Terms and Conditions and the Plan. I hereby agree that all decisions and determinations of the Committee (as defined in the Plan) with respect to the restricted stock units shall be final and binding.

Signature: ________________________________________    Date: __________________________